Exhibit 99.2

To	Jeff Bogan, Chief Financial Officer	Date	October 10, 2018

From	Juan González III, Tabitha Gaustad	Ref	KPMG Data Validation Testing.docx

Data Validation Testing
Upgrade, Inc. (the “Company”) engaged KPMG LLP (“KPMG”) to provide advisory services in connection with its validation of certain data associated with loans.1 We were recently informed that some of the loans tested by KPMG may be included as collateral in asset backed securitizations. The sufficiency of these procedures is solely the responsibility of the Company. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
KPMG’s services constitute an Advisory engagement conducted under the American Institute of Certified Public Accountants (“AICPA”) Standards for Consulting Services. Such services are not intended to be an audit, examination, attestation, special report or agreed-upon procedures engagement as those services are defined in AICPA literature applicable to such engagements conducted by independent auditors.
Accordingly, these services will not result in the issuance of a written communication to third parties by KPMG directly reporting on financial data or internal control or expressing a conclusion or any other form of assurance.
This memorandum describes the procedures performed by KPMG, including related testing outcomes, and is subject to the terms and conditions of our engagement letter with the Company.1 With respect to testing over loans issued between January 1, 2018 and March 31, 2018, the information presented herein reflects information received and analyzed as of May 15, 2018. With respect to testing over loans issued between April 1, 2018 and June 30, 2018, the information presented herein reflects information received and analyzed as of August 29, 2018.
KPMG assisted the Company with the following objectives:2
1.	Data Testing[3]

a.	Match certain data stored in the Company’s systems to source data and to reports published by the Company to its investors

b.	Match certain data produced by the Company to the Company’s systems

c.	Test certain Company data for unanticipated changes to that data over time

d.	Re-perform certain mathematical calculations computed by the Company

2.	Test whether loans were issued for loan applications that should have been declined by the Company subject to the certain “knockout rules.”

[1]
The testing procedures and results discussed herein are subject to the engagement letter dated February 13, 2018, and Addendum thereto dated July 31, 2018. KPMG has performed similar data validation testing procedures for the Company since May 4, 2017.

[2]	Please refer to the detailed testing descriptions below for the loan populations and respective date periods covered by each test.
[3]	See Appendix 1 for a listing of the data elements tested and manner of testing.

0. DATA USED BY KPMG, COMPANY REPRESENTATIONS, AND TESTING LIMITATIONS
Data Used by KPMG in its Testwork
In the execution of its work, KPMG used the Company’s information, including:
●	Company documentation, including certain policies and procedures

●
Staging Database. According to the Company, the staging database contains a replica of each database in the Company’s production environment, and was designed by the Company as a data analysis environment. The Company uses one of Amazon’s standard suite of services (AWS DMS) to perform this replication, which (per the Company) occurs with minimal lag time.[4] For the purposes of its work, KPMG was granted access to the Company’s staging database.

●
Amazon Web Services (AWS). KPMG relied on data stored in the Company’s AWS environment, including PDF copies of loan documentation (both the authoritative and watermarked copies), and third party credit bureau data.

●	Investor Reports. The Company represents that it sent various reports to investors during the quarter ended March 31, 2018, including the following reports which it provided to KPMG:

o	Investor Allocation Report
o	Investor Purchase Report
o	Investor Final Sale Report
o	Investor Original Credit Report
o	Original Credit Characteristics Report
o	Investor Daily Positions Report
o	Daily Positions Report

Company Representations
KPMG relied on the following representations made by the Company concerning data KPMG used to conduct its work:
●
The Company’s staging database is an exact replica of the Company’s production database. KPMG did not perform any procedures to compare data values between the Company’s production and staging databases.

●	The investor reports provided by the Company to KPMG for testing were the actual reports sent to investors.

Limitations
The Company, as of the date of this report, has not implemented field-level change logging for certain data elements tested by KPMG. As such, KPMG’s testing procedures and results thereof, relate to testing performed on data present in the Company’s staging database as of a point in time (i.e., the specific dates on which KPMG executed the testing procedures discussed herein). This lack of a data ‘audit trail’ increases the risk that the data analyzed by KPMG could be altered or incomplete. KPMG understands that the Company plans to implement field-level change logging and that this process will be in place to support data testing in future periods.

[4]	The acronym AWS DMS refers to Amazon Web Service Database Migration Service.

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1. DATA TESTING
As requested by the Company, KPMG conducted one or more of the following tests on 55 discrete data elements with respect to the 56,209 loans issued between January 1, 2018 and June 30, 2018. At the time KPMG performed its testing, KPMG was not informed whether any or all of the loans tested would be included in an asset backed securitization.
	Test	Test Result
a.
Compare data values from the Company’s system to the Company’s original or authoritative source data (e.g., data received from a credit bureau, the authoritative PDF copies of loan documents, the watermarked PDF copies of loan documents)
No exceptions noted

b.	Mathematically reproduce data values using data inputs from the Company’s systems and the Company’s mathematical formula(s) (e.g. where the data element being tested is a Company-computed value)	No exceptions noted

c.	Compare data values presented on certain investor reports issued by the Company to the Company’s systems (i.e., for those tested data elements the Company presents on selected investor reports )	No exceptions noted

KPMG did not observe any differences between the authoritative and watermarked PDF copies of the loan documents for the discrete data values tested appearing on those documents.
2. “KNOCKOUT” TESTING
Core Knockout Rules
The credit policy approved by WebBank and applied by the Company, including modifications thereto over time, is documented in Confluence. It lists the circumstances5 under which loan applications are to be declined (i.e., “knocked out”). At the Company’s request, KPMG tested whether loans were issued between January 1, 2018 and June 30, 2018 for loan applications that should have been declined due to the “knockout rules” contained in WebBank’s credit policy.6 At the time KPMG performed its testing, KPMG was not informed whether any or all of the loans tested would be included in an asset backed securitization.

[5]	The rules for these Adverse Actions are stated in the Discrete Criteria section of the credit policy.
[6]	At the Company’s request, KPMG did not test the rule “[REDACTED]”

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[REDACTED] Knockout Rules
In March 2018, the Company began facilitating loans that were sourced from and preapproved by [REDACTED]. According to the Company, these loans are evaluated under a separate and unique credit policy and related “knockout” criteria. Commencing with the quarter ended June 30, 2018, KPMG’s testing scope was revised to include testing whether loans facilitated through [REDACTED] between April 1, 2018 and June 30, 2018 should have been declined due to the WebBank’s “[REDACTED] Preapproved Credit Policy.” At the time KPMG performed its testing, KPMG was not informed whether any or all of the loans tested would be included in an asset backed securitization.
The Company identified for KPMG which loans were issued pursuant to the core vs. [REDACTED] credit policies. Using this input, KPMG tested loans issued pursuant to the core credit policy between January 1, 2018 and June 30, 2018, as well as loans issued pursuant to the [REDACTED] credit policy between April 1, 2018 and June 30, 2018, to see whether any should have been declined based on the applicable “knockout rules” in effect at the time the borrower was approved for the loan.7
At the time KPMG performed its testing, KPMG was not informed whether any or all of the loans tested would be included in an asset backed securitization. No exceptions were noted.
There were no conclusions that resulted from the procedures.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the loans to all of the Company’s stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such loan being securitized, (iii) the compliance of the originator of the loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Company. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who may have access to this report as required by law or regulation.

[7]
Specifically, KPMG used pull_credit_date (which includes date and time) associated with the last_credit_decision_id in the decisioning.application table as the date to compare with the credit policy version dates. Borrowers for loans originating in Q1 and Q2 2018 were subject to the discrete criteria in the credit policies above, based on their pull_credit_date.

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Appendix 1:
Data Elements Tested

Appendix 1:
Data Elements Tested
					Test to Loan Documents						Test to Investor Reports
No.	Data Element	Test to Credit Bureau	Recompute	Final TIL	TIL	Loan Agreement	Borrower Agreement	Credit Score Notice Agreement	Investor Allocation Report	Investor Purchase Report	Investor Final Sale Report	Investor Original Credit Characteristics	Original Credit Characteristics	Investor Daily Positions	Daily Positions

1	Loan term			Y	Y	Y			Y	Y	Y			Y	Y
2	Loan grade													Y	Y
3	Segment								Y	Y	Y			Y	Y
4	Loan amount			Y	Y	Y			Y	Y	Y			Y	Y
5	Expiry date
6	Interest Rate					Y			Y	Y	Y			Y	Y
7	Origination Fee			Y	Y									Y	Y
8	Loan application date													Y	Y
9	OFAC/AML status
10	TIL document create date			Y	Y
11	Loan agreement doc create date					Y
12	Income - stated													Y	Y
13	Household Income - stated
14	Income - verified													Y	Y
15	Household Income - verified
16	Age
17	Loan purpose								Y	Y	Y			Y	Y
18	Borrower state			Y	Y	Y								Y	Y
19	Requested Amount
20	Vantage 2 score	Y							Y	Y	Y	Y	Y
21	Total Trades	Y										Y	Y
22	Open Trades	Y										Y	Y
23	Credit History (months)	Y										Y	Y
24	Total Credit Limit	Y										Y	Y
25	Currently Delinquent	Y										Y	Y
26	Major derog in 12mo	Y										Y	Y
27	Num of mo since last delinq	Y										Y	Y
28	Collections ex Med 1st 12 > $500	Y										Y	Y
29	Collections ex Med 1st 12 > $500											Y	Y
30	FICO	Y						Y
31	FICO Range High								Y	Y	Y	Y	Y
32	FICO Range Low								Y	Y	Y	Y	Y
33	Public Rcd last 12mo $500 or >	Y										Y	Y
34	Public Rcd last 12mo $500 or >											Y	Y
35	Revolving Utilization	Y										Y	Y
36	Inq last 6mo (ex auto & mtg inq)	Y										Y	Y
37	Public Record BK in last 12mo	Y										Y	Y
38	Public Record BK in last 12mo											Y	Y
39	APR			Y	Y				Y	Y	Y			Y	Y
40	Payment			Y	Y	Y			Y	Y	Y			Y	Y
41	Trades settled in last 12mo	Y	Y									Y	Y
42	Preloan DTI	Y	Y						Y	Y	Y	Y	Y
43	Preloan DTI		Y						Y	Y	Y	Y	Y
44	Postloan DTI	Y	Y						Y	Y	Y	Y	Y
45	Postloan DTI		Y						Y	Y	Y	Y	Y
46	Postloan HH DTI	Y	Y						Y	Y	Y	Y	Y
47	Postloan HH DTI		Y						Y	Y	Y	Y	Y
48	Usage	Y	Y									Y	Y
49	Free Cash Flow	Y	Y						Y	Y	Y	Y	Y
50	Free Cash Flow		Y						Y	Y	Y	Y	Y
51	Unsec Instlmt accts open 6mo	Y	Y									Y	Y
52	Unsec Instlmt accts open 12mo	Y	Y									Y	Y
53	Active Bankcard accts open 6mo	Y	Y									Y	Y
54	Active Bankcard accts open 12mo	Y	Y									Y	Y
55	Vantage 3 score	Y										Y	Y